Exhibit 99.906CERT
Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act
I, Bruce N. Alpert, Principal Executive Officer of Gabelli Capital Series Funds, Inc. (the “Registrant”), certify that:
1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 3/9/11	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

I, Agnes Mullady, Principal Financial Officer and Treasurer of Gabelli Capital Series Funds, Inc. (the “Registrant”), certify that:
1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 3/9/11	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer